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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 10, 1996
                Date of Report (Date of earliest event reported)



                          NATIONAL ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                        0-19136                     58-1922764
(State or other jurisdiction           (Commission                 (IRS Employer
     of incorporation)                 File Number)          Identification No.)




                     4925 GREENVILLE AVENUE, SUITE 1400
                             DALLAS, TEXAS 75206
            (Address of principal executive offices and zip code)





                               (214) 692-9211
                       (Registrant's telephone number,
                            including area code)

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ITEM 5.  OTHER EVENTS

         On October 10, 1996, National Energy Group, Inc. issued a press release, pursuant to Rule 135(c) promulgated under the Securities Act of 1933, as amended, relating to a proposed offering of $100 million principal amount of ten year, senior notes.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

                 The following materials are filed as exhibits to this Current Report on Form 8-K:


                 EXHIBIT
                 NUMBER           DESCRIPTION OF EXHIBIT
                 ------           ----------------------
                 99.1             Press Release issued by the Registrant on
                                  October 10, 1996, which is filed herewith.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                NATIONAL ENERGY GROUP, INC.


                                By: /s/ MILES D. BENDER
                                   --------------------------------------
                                     Miles D. Bender, President and Chief
                                          Executive Officer


Date:  October 23, 1996





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                                 EXHIBIT INDEX


       EXHIBIT
       NUMBER                            DESCRIPTION OF EXHIBIT
       ------                            ----------------------
       99.1             Press Release issued by the Registrant on
                        October 10, 1996, which is filed herewith.